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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 23, 1998

                                   HPSC, Inc.

             (Exact name of registrant as specified in its charter)

Delaware                           0-11618                04-256004
(State or other jurisdiction       (Commission            (IRS Employer
of incorporation)                  File Number)          Identification No.)


60 State Street, Boston, MA                               02109
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (617) 720-3600




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Item 5.  Other Events.

         On September 23, 1998, HPSC, Inc. announced the adoption of a stock repurchase program as described in the press release attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  Exhibit Number

                  99.1     Press Release of HPSC, Inc. dated September 23, 1998

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        HPSC, Inc.
                                                        ----------
                                                        Registrant


DATED:   September 23, 1998                          By: /S/  John W. Everets
                                                         --------------------
                                                         John W. Everets
                                                         Chairman and Chief
                                                         Executive Officer

0417596.01